UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2013

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Broadway, 6th Floor Santa Monica, CA		90404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2013, Colony Financial, Inc. (the “Company”), Colony Financial TRS, LLC, a Delaware limited liability company, and Colony Financial Manager, LLC, a Delaware limited liability company, entered into a Second Amended and Restated Management Agreement (the “Second Restated Management Agreement”), amending and restating the Amended and Restated Management Agreement, dated as of November 7, 2011 (the “Former Management Agreement”).

The Second Restated Management Agreement amends the Former Management Agreement by amending and restating the Investment Guidelines included therein (as amended, the “Amended and Restated Investment Guidelines”). Pursuant to the Amended and Restated Investment Guidelines, any investment of the Company’s capital of up to $10 million requires the approval of the Company’s Chief Executive Officer, any investment in excess of $10 million but less than $150 million requires the approval of the Company’s Investment Committee, and any investment equal to or greater than $150 million requires the approval of the Board of Directors of the Company (the “Board”).

The foregoing description of the Second Restated Management Agreement is qualified in its entirety by reference to the full text of the Second Restated Management Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2013, the Board approved and adopted amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), which Amendments are set forth in the Company’s Second Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws amend the Bylaws as follows: Article III, Section 9 and Article IV, Section 6 of the Bylaws were amended to provide the Board and any committee thereof the flexibility to take action without a meeting if a unanimous consent setting forth the action is given in writing or by electronic transmission by each member of the Board or committee and is filed in paper or electronic form with the minutes of the Board or committee, and Article XII of the Bylaws was amended to provide Board members the flexibility to waive in writing or by electronic transmission the notice required pursuant to the Bylaws for any meeting of the Board. The Second Amended and Restated Bylaws took effect on March 6, 2013.

The foregoing description of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Colony Financial, Inc.

10.1	Second Amended and Restated Management Agreement, dated as of March 6, 2013, by and among Colony Financial, Inc., Colony Financial TRS, LLC and Colony Financial Manager, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2013		COLONY FINANCIAL, INC.

	By:	/s/ Darren J. Tangen
Darren J. Tangen
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Colony Financial, Inc.

10.1	Second Amended and Restated Management Agreement, dated as of March 6, 2013, by and among Colony Financial, Inc., Colony Financial TRS, LLC and Colony Financial Manager, LLC